SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 8th day of October, 1997.


                                            SYNOVUS FINANCIAL CORP.
                                            (Registrant)

                                            By:/s/James H. Blanchard
                                               ---------------------------------
                                               James H. Blanchard,
                                               Chairman of the Board and
                                               Principal Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/William B. Turner                                Date: October 8, 1997
-------------------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                               Date: October 8, 1997
------------------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer

/s/John T. Oliver, Jr.                              Date: October 8, 1997
-------------------------------------------
John T. Oliver, Jr.,
Director and Vice Chairman
of the Executive Committee


/s/James D. Yancey                                  Date: October 8, 1997
------------------------------------------
James D. Yancey,
Vice Chairman of the Board


/s/Richard E. Anthony                               Date: October 8, 1997
-------------------------------------------
Richard E. Anthony,
Vice Chairman of the Board


/s/Walter M. Deriso, Jr.                            Date: October 8, 1997
-------------------------------------------
Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Stephen L. Burts, Jr.                            Date: October 8, 1997
---------------------------------------------
Stephen L. Burts, Jr.,
President and Director


/s/G. Sanders Griffith, III                         Date: October 8, 1997
--------------------------------------------
G. Sanders Griffith, III,
Senior Executive Vice President,
General Counsel and Secretary


/s/Thomas J. Prescott                               Date: October 8, 1997
--------------------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer


/s/Jay C. McClung                                   Date: October 8, 1997
--------------------------------------------
Jay C. McClung,
Executive Vice President


/s/Calvin Smyre                                     Date: October 8, 1997
---------------------------------------------
Calvin Smyre,
Executive Vice President

                                                    Date: __________, 1997
--------------------------------------------
Daniel P. Amos,
Director


                                                    Date: __________, 1997
--------------------------------------------
Joe E. Beverly,
Director


/s/Richard Y. Bradley                               Date: October 8, 1997
--------------------------------------------
Richard Y. Bradley,
Director


                                                    Date: __________, 1997
--------------------------------------------
C. Edward Floyd,
Director


                                                    Date: __________, 1997
--------------------------------------------
Gardiner W. Garrard, Jr.,
Director


                                                    Date: __________, 1997
--------------------------------------------
V. Nathaniel Hansford,
Director


/s/John P. Illges, III                              Date: October 8, 1997
--------------------------------------------
John P. Illges, III,
Director


                                                    Date: __________, 1997
--------------------------------------------
Mason H. Lampton,
Director


                                                    Date: __________, 1997
--------------------------------------------
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                     Date: October 8, 1997
---------------------------------------------
H. Lynn Page,
Director

/s/William L. Pherigo                               Date: October 8, 1997
-------------------------------------------
William L. Pherigo,
Director


/s/Robert V. Royall, Jr.                            Date: October 8, 1997
--------------------------------------------
Robert V. Royall, Jr.,
Director


/s/George C. Woodruff, Jr.                          Date: October 8, 1997
--------------------------------------------
George C. Woodruff, Jr.,
Director